SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 19, 2004
                                 --------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 1.000 - 26099                 94-3327828
                 -------------                 ----------
           (Commission File Number) (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)


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Item 5.  Other Events

         Attached as Exhibit 99.1 - Press release dated April 19, 2004, announcing the Company's 5% common stock dividend payable May 12, 2004 to shareholders of record as of April 16, 2004.


Item 12. Results of Operations and Financial Condition

         On April 19, 2003, Farmers & Merchants Bancorp made a presentation at its 2004 Annual Meeting of Shareholders which included some financial results for the first quarter of 2004, a copy of which is included as Exhibit 99.2 and incorporated herein by reference. Also, on April 22, 2003, Farmers & Merchants Bancorp issued a press release concerning financial results for the first quarter of 2004, a copy of which is included as Exhibit 99.3 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FARMERS & MERCHANTS BANCORP


                                          By: /s/Stephen W. Haley

                                              Stephen W. Haley
                                              Executive Vice President
                                              & Chief Financial Officer


Date:  April 21, 2004